UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2014

TRW Automotive Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31970	81-0597059
(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 855-2600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

TRW Automotive Holdings Corp. (the “Company”) held a special stockholders meeting on November 19, 2014 (the “Special Meeting”).  Matters submitted to a vote of the stockholders at the Special Meeting and the final voting results were as follows:

1.              Adoption of Merger Agreement.  The Agreement and Plan of Merger, dated as of September 15, 2014, as it may be amended from time to time, among the Company, ZF Friedrichshafen AG (“ZF”) and MSNA, Inc. (the “Merger Agreement”), was adopted.  Voting results were as follows:

For	Against	Abstain	Broker Nonvotes

87,426,423	1,233,495	846,834	None

2.              Advisory Vote on Named Executive Officer Merger-Related Compensation.  The non-binding advisory vote on certain compensation that will or may be paid by the Company to its named executive officers that is based on or otherwise relates to the merger was not approved.  Voting results were as follows:

For	Against	Abstain	Broker Nonvotes

21,803,232	62,773,699	4,929,821	None

The vote to approve such compensation was advisory only and the result is not binding on the Company or ZF and is not a condition to consummation of the merger.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement.  Because there were sufficient votes from the Company’s stockholders to approve the proposal to adopt the Merger Agreement, adjournment of the Special Meeting was unnecessary and the proposal to adjourn the Special Meeting was not called.

ITEM 8.01.  OTHER EVENTS.

On November 14, 2014, the parties to the Merger Agreement received notice from the Committee on Foreign Investment in the United States (“CFIUS”) that CFIUS had concluded its review of the transaction and determined that there are no unresolved national security concerns with respect to the proposed acquisition by ZF of the Company.  The consummation of the proposed merger remains subject to, among other things, compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain non-U.S. governmental antitrust or merger control approvals.

On November 20, 2014, the Company and ZF issued a joint press release announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

Exhibit No.	Description

99.1*	Joint press release of TRW Automotive Holdings Corp. and ZF Friedrichshafen AG dated November 20, 2014.

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

Dated: November 20, 2014	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer